ADMINISTRATION AGREEMENT

THIS ADMINISTRATION AGREEMENT, dated as of August 30, 2005 (this “Agreement”), by and among ENCORE CREDIT RECEIVABLES TRUST 2005-3, a Delaware statutory trust (the “Issuer”), WILMINGTON TRUST COMPANY, a Delaware banking corporation (the “Owner Trustee”), ECC CAPITAL CORPORATION, a Maryland Corporation (the “Servicer”) and CITIBANK, N.A., a national banking association (the “Bank”), as securities administrator of the Issuer under this Agreement (in such capacity, the “Administrator”).

W I T N E S S E T H:

WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) created pursuant to the Amended and Restated Trust Agreement, dated as of August 30, 2005 (the “Trust Agreement”), among Wachovia Mortgage Loan Trust, LLC, a Delaware limited liability company, as depositor (in such capacity, the “Depositor”), Wilmington Trust Company, a Delaware banking corporation, as owner trustee (in such capacity, the “Owner Trustee”) and the Bank, as certificate registrar (in such capacity, the “Certificate Registrar”) and certificate paying agent (in such capacity, the “Certificate Paying Agent”);

WHEREAS, the Issuer is issuing the Encore Credit Receivables Trust 2005-3, Asset-Backed Notes, Series 2005-3 (the “Notes”) pursuant to an Indenture, dated as of August 30, 2005 (the “Indenture”), among the Issuer, Deutsche Bank National Trust Company, as indenture trustee (in such capacity, the “Indenture Trustee”) and the Bank, as securities administrator (in such capacity, the “Securities Administrator”);

WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture (the “Collateral”);

WHEREAS, the Owner Trust Certificates are being issued pursuant to the Trust Agreement and will represent the ownership of the beneficial interests in the Issuer;

WHEREAS, pursuant to the Indenture, the Issuer is required to perform certain administrative duties in connection with the Notes and the Collateral;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Owner Trust Certificates, including (i) the Indenture and (ii) the Trust Agreement;

WHEREAS, the Issuer desires to have the Administrator perform certain duties of the Issuer and the Owner Trustee under the Indenture and the Trust Agreement; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.   Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Trust Agreement as in effect on the date hereof or, if not defined therein, in the Indenture as in effect on the date hereof.

Section 2.	Duties of the Administrator.

(a)          Duties with Respect to the Indenture. The Administrator agrees to perform all its duties as Administrator and certain duties of the Issuer under the Indenture. The Administrator shall be responsible for the following duties of the Issuer under the Indenture: (i) appointment of a Certificate Registrar pursuant to Section 4.04, (ii) furnish the information described in Section 4.17, (iii) maintain the office described in Section 3.02, (iv) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust as described in Section 3.03, (v) deliver written notice to the Indenture Trustee and the Rating Agencies of each event of default under the Indenture and the Trust Agreement pursuant to Section 3.22 to the extent the Administrator has actual knowledge of the event of default, (vi) prepare Definitive Notes in accordance with the instructions of the Depository pursuant to Sections 4.10 and 4.15, (vii) deliver written notice of default at the direction of the Indenture Trustee pursuant to Section 5.17, (viii) furnish the Securities Administrator with the names and addresses of the Holders of the Notes during any period when the Securities Administrator is not the Note Registrar pursuant to Section 7.01 and (ix) appointment of a rating agency comparable to either Rating Agency in the event that a Rating Agency nor any successor thereto remains in existence. The Administrator shall not take any action regarding any such duties which constitute non-ministerial matters (as described in Section 2(c) below) and payment obligations of the Issuer which shall be satisfied solely out of amounts in the Trust Estate (it being understood and agreed that the Administrator in any capacity shall not be responsible for any payment obligations of the Issuer).

(b)	Performance of Duties.

(i)       In carrying out its duties hereunder the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any written directions received from the Owner Trustee and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(ii)      In carrying out any of its obligations under this Agreement, the Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them. The Administrator shall not be responsible for the actions of any such Persons appointed with due care.

(c)	Non-Ministerial Matters.

(i)       Notwithstanding anything to the contrary herein, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not be under any obligation to take any action, and in any event shall not take any action. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)	the amendment of or any supplement to the Indenture;

(B)         the initiation of any claim or lawsuit by the Issuer or the Owner Trustee and the compromise of any action, claim or lawsuit brought by or against the Issuer or the Owner Trustee;

(C)         the involvement in any lawsuit or other legal action against the Issuer or the Indenture Trustee, including, without limitation, consenting to the settlement of any third party claim by the Issuer or the Indenture Trustee;

(D)         any actions related to the selection or appointment of any successor Indenture Trustee pursuant to the Indenture;

(E)	any actions related to the removal of the Owner Trustee;
(F)	any actions related to the removal of the Indenture Trustee;

(G)         any non-ministerial action that the Issuer is entitled but not obligated to take under the Indenture;

(H)         the preparation or delivery of any compliance certificate, officer’s certificate or opinion of counsel on behalf of the Issuer that is to be delivered to the Indenture Trustee or upon which the Indenture Trustee is to rely;

(I)           the taking of any non-ministerial action (including any consents, waivers or approvals) in respect of any Underlying Certificates or the Underlying Agreement on behalf of the Issuer or the Owner Trustee;

(J)           the payment of any taxes of the Issuer or the Owner Trustee, including any amounts necessary to maintain its existence as a statutory trust;

(K)         the making of any representations or warranties or covenants of the Issuer or the Owner Trustee;

(L)          any non-ministerial action related to any economic or substantive right of interest of the Issuer or the Owner Trustee; and

(M)        the recording of the Indenture, if required, pursuant to Section 10.13 of the Indenture.

(ii)      Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Owner Trustee directs in writing that the Administrator not to take on its behalf or on behalf of the Issuer.

(iii)    Notwithstanding anything to the contrary herein, the Administrator shall not be responsible for (A) the preparation or the operational review necessary in connection with any compliance certificate of the Issuer required under the Indenture, (B) changing the payment instructions for the Depositor under the Indenture, (C) preparation or filing of any UCC Financing Statements required under the terms of the Indenture, and (D) monitoring or maintaining the compliance of the Issuer with any representation or warranty set forth in the Indenture or the Trust Agreement.

(d)          Additional Information to be Furnished to the Owner Trustee. The Administrator shall furnish to the Owner Trustee from time to time such additional information in the Administrator’s possession regarding the Issuer, the Indenture or the Trust Agreement as the Owner Trustee shall reasonably request.

Section 3.	Duties of the Owner Trustee.

(a)          Duties with Respect to the Indenture. The Owner Trustee agrees to perform all its duties as Owner Trustee and certain duties of the Issuer under the Indenture. The Owner Trustee shall be responsible for the following duties of the Issuer under the Indenture: (i) preserve the Issuer’s existence as statutory trust and preserve the trust estate in its possession pursuant to Sections 3.04 and 3.05 and (ii) execute replacement Notes pursuant to Section 4.05.

(b)	Performance of Duties.

(i)       In carrying out its duties hereunder the Owner Trustee may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Owner Trustee’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(ii)      In carrying out any of its obligations under this Agreement, the Owner Trustee may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them. The Owner Trustee shall not be responsible for the actions of any such Persons appointed with due care.

Section 4.	Duties of the Servicer.

(a)          Duties with Respect to the Indenture. The Servicer agrees to perform all its duties as Servicer and certain duties of the Issuer under the Indenture. The Servicer shall be responsible for the following duties of the Issuer under the Indenture: (i) prepare and deliver notice to the Holders of the Notes of the removal of the Indenture Trustee or the Securities Administrator and the appointment of a successor Indenture Trustee or successor Securities Administrator pursuant to Section 6.08 and (ii) prepare, obtain or file the instruments, opinions and certificates and other documents required for the release of collateral pursuant to Section 10.01.

(b)	Performance of Duties.

(i)       In carrying out its duties hereunder the Servicer may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Servicer’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(ii)      In carrying out any of its obligations under this Agreement, the Servicer may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them. The Servicer shall not be responsible for the actions of any such Persons appointed with due care.

Section 5.     Records. The Administrator shall maintain appropriate books of account and records relating to the Issuer and the services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

Section 6.   Compensation. The Administrator will perform the duties and provide the services called for in this Agreement without any separate compensation therefor other than the Bank’s entitlement for serving as Securities Administrator under the Indenture.

Section 7.   Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly set forth herein or otherwise authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 8.   No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and the Issuer, the Owner Trustee or the Depositor as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 9.   Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer or the Owner Trustee.

Section 10.	Term of Agreement; Resignation and Removal of Administrator.

(a)          This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

(b)          Subject to Section 10(e) hereof, the Administrator may resign by providing the Issuer with at least 60 days’ prior written notice. In addition, subject to Section 10(e) hereof, the Bank may resign from its obligations as Administrator hereunder at any time that it determines in its sole discretion that events have occurred which create a conflict between its duties hereunder and its duties as Securities Administrator under the Indenture, any such determination to be evidenced by a certificate signed by an Authorized Officer of the Bank to such effect. In the event that the Bank shall resign from its obligations as Administrator hereunder, the Bank hereby agrees to simultaneously resign from its obligations as Securities Administrator under the Indenture. The Bank further agrees to resign from its obligations as Administrator under this Agreement, at any time that it ceases for any reason whatsoever to perform the obligations of the Securities Administrator under the Indenture.

(c)          Subject to Section 10(e) of this Agreement, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice; provided that the Bank may continue to act as Securities Administrator under the Indenture.

(d)          Subject to Section 10(e) of this Agreement, at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)       the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii)      a court having jurisdiction in the premises shall (x) enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or (z) order the winding-up or liquidation of the Administrator’s affairs; or

(iii)    the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Owner Trustee within seven days after the happening of such event.

(e)          No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Depositor (with the consent of the Owner Trustee which consent shall not be unreasonably withheld), (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) the Rating Agencies, after having been given ten days prior notice of such proposed appointment, shall have confirmed in writing that such appointment will not result in a qualification, downgrade or withdrawal of the then-current rating of the Notes. If no such successor is appointed within 30 days of the resignation or removal of the Administrator, the Administrator may petition a court of competent jurisdiction to appoint such a successor and upon such appointment such successor shall be deemed to be acceptable to the Owner Trustee.

Section 11.       Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 10(a) of this Agreement or the resignation or removal of the Administrator pursuant to Section 10(b), 10(c) or 10(d) of this Agreement, respectively, the Administrator shall be entitled to be paid all reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator, at the expense of Servicer, shall forthwith upon such termination pursuant to Section 10(a) of this Agreement deliver to the Depositor all property and documents of or relating to the Notes, the Owner Trust Certificates or the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 10(b), 10(c) or 10(d) of this Agreement, respectively, the Administrator shall cooperate with the Issuer and shall, at the expense of Servicer, take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 12.        Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows: (a) in the case of the Issuer or the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001, Attention: ECR 2005-3, (b) in the case of the Administrator, to the Corporate Trust Office (as defined in the Indenture); or as to each such Person such other address as any such party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

Section 13.	Amendments.

(a)          This Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment be accompanied by the written consent of the Indenture Trustee and upon request of the Indenture Trustee an opinion of counsel (reasonably acceptable to the Indenture Trustee) shall be furnished to the Indenture Trustee stating that such amendment complies with the provisions of this Section.

(b)          If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Notes are outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with an opinion of counsel (reasonably acceptable to the Indenture Trustee) that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Noteholder.

(c)          If the purpose of the amendment is to add or eliminate or change any provision of this Agreement other than as contemplated in clause (b) above, it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with a letter from the Rating Agencies confirming that such amendment will not result in the qualification, downgrading or withdrawal of the then-current rating of the Notes.

ection 14.      Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and unless the Rating Agencies, after having been given 10 days’ prior written notice of such assignment, shall have declared in writing confirming that such assignment will not result in a qualification, downgrade or withdrawal of the then-current rating of the Notes. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the business of the Administrator; provided, however, that such successor organization executes and delivers to the Issuer and the Owner Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 15.       Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 16.        Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 17.       Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

Section 18.     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 19.	Limitation of Liability.

(a)          Notwithstanding anything contained herein to the contrary, this instrument has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

(b)          In performing its duties under this Agreement, the Administrator shall be afforded all of the rights, indemnities and protections that the Bank has as Securities Administrator under the Indenture. The Administrator undertakes to perform only such duties and obligations as are set forth in this Agreement, it being expressly understood by the Owner Trustee and the Issuer that there are no implied duties or obligations under this Agreement. Neither the Administrator nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages which result from the negligence, willful misconduct or bad faith of it or them.

(c)          The Administrator shall not incur any liability in acting upon any signature, notice, request, consent, certificate, opinion or other instrument reasonably believed by it to be genuine. The Administrator may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Administrator shall not be liable for anything done, suffered or omitted in good faith by it, unless it shall be proved that the Administrator was negligent in ascertaining the pertinent facts.

(d)          The Administrator undertakes to perform such duties and only such duties as are specifically set forth in the Agreement and no implied covenants or obligations shall be read into this Agreement against the Administrator.

(e)          The Administrator shall not be required to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Administrator hereunder, or in the exercise of any of its rights or powers, if the Administrator shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 20.    Third-Party Beneficiaries. The Indenture Trustee on behalf of the Noteholders and the Owner Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

Section 21.      Non-Petition. The Administrator further agrees that it will not in its capacity as Administrator petition a court for, or take any other action or commence any proceedings for, the liquidation or winding-up of the Issuer or any other bankruptcy or insolvency proceedings with respect to the Issuer until one year and one day after the later to occur or repayment of all outstanding Note or other satisfaction or extinguishments of all liability with respect thereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ENCORE CREDIT RECEIVABLES TRUST 2005-3
By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

CITIBANK, N.A., as Administrator

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Owner Trustee

By:
Name:
Title:

ECC CAPITAL CORPORATION, as Servicer

By:
Name:
Title: